                                                                   Exhibit 99.1


                      HOME LOAN MORTGAGE LOAN TRUST 2005-1
                    ASSET-BACKED CERTIFICATES, SERIES 2005-1


                               MARKETING MATERIALS

                           $170,000,000 (APPROXIMATE)
                              OFFERED CERTIFICATES



                                  [AMBAC LOGO]
                               Certificate Insurer


                        FINANCIAL ASSET SECURITIES CORP.
                                    Depositor

                               OCEAN BANK, F.S.B.
                             Originator and Servicer







                          [RBS GREENWICH CAPITAL LOGO]
                                  Underwriter

                     FOR ADDITIONAL INFORMATION PLEASE CALL
-------------------------------------------------------------------------------
                             RBS Greenwich Capital
-------------------------------------------------------------------------------

    ASSET BACKED FINANCE
    Vinu Phillips                                      (203) 618-5626
    Greg McSweeney                                     (203) 618-2429

    TRADING
    Ron Weibye                                         (203) 625-6160
    Peter McMullin                                     (203) 625-6160

-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
                             Rating Agency Contacts
-------------------------------------------------------------------------------

    STANDARD & POOR'S
    Keith Smith                                        (212) 438-1643

    MOODY'S
    Carlos Maymi                                       (212) 553-4635


-------------------------------------------------------------------------------


                          [RBS Greenwich Capital Logo]

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.




                          [RBS Greenwich Capital Logo]

PRELIMINARY TERM SHEET                         DATE PREPARED: NOVEMBER 15, 2005

                           $170,000,000 (APPROXIMATE)
                      HOME LOAN MORTGAGE LOAN TRUST 2005-1
                    ASSET-BACKED CERTIFICATES, SERIES 2005-1

                                  [AMBAC LOGO]
                               Certificate Insurer


-----------------------------------------------------------------------------------------------------------------------------------
                 PRINCIPAL     WAL (YEARS)      PYMT WINDOW         EXPECTED RATING        ASSUMED FINAL         CERTIFICATE
CLASS(1,3,4)    AMOUNT ($)     CALL/MAT (2)  (MTHS) CALL/MAT(2)      (MOODY'S/S&P)       DISTRIBUTION DATE           TYPE
--------------  -----------    ------------  ------------------     ---------------      -----------------       ------------
A-1              $92,500,000    1.00 / 1.00      1-27 / 1-27             Aaa/AAA              April 2036      Floating Rate Senior
A-2              $35,250,000    3.00 / 3.00     27-48 / 27-48            Aaa/AAA              April 2036      Floating Rate Senior
A-3              $42,250,000    5.60 / 6.72     48-78 / 48-363           Aaa/AAA              April 2036      Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          $170,000,000
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Class A Certificates are backed primarily by the cash flow from the Mortgage Loans (as defined herein). The certificate principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2)  See "Pricing Prepayment Speed" herein.
(3) The Class A Certificates are priced to call. The margin on the Class A Certificates doubles after the optional redemption date.
(4)  See "Available Funds Cap Rate" herein.


Depositor:                     Financial Asset Securities Corp.

Originator and Servicer:       Ocean Bank, F.S.B.(formerly known as Home Loan and Investment Bank, F.S.B.)

Underwriter:                   Greenwich Capital Markets, Inc. ("RBS GREENWICH CAPITAL")

Trustee:                       Deutsche Bank National Trust Company.

Certificate Insurer:           Ambac Assurance Corporation.

Offered Certificates:          The Class A-1, Class A-2 and Class A-3 Certificates (the "OFFERED CERTIFICATES" and
                               collectively the "CLASS A CERTIFICATES").

Federal Tax Status:            It is anticipated that the Offered Certificates generally will represent ownership of
                               REMIC regular interests for tax purposes.

Registration:                  The Offered  Certificates  will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                  For each Mortgage Loan in the mortgage pool on the Closing Date, the later of
                               (i) the origination date of the Mortgage Loan or (ii) October 31, 2005. For each
                               Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding
                               Account, the later of the (i) origination date of the Mortgage Loan or (ii) the last day of the month preceding the month in which such Mortgage Loan is acquired.

Expected Pricing Date:         On or about November [15], 2005.

Expected Closing Date:         On or about November 29, 2005.


                          [RBS Greenwich Capital Logo]


Expected Settlement Date:      On or about November 29, 2005.

Distribution Date:             The 15th day of each month (or if not a business day, the next  succeeding  business day) commencing in December 2005.

Accrued Interest:              The price to be paid by  investors  for the  Offered  Certificates  will not include accrued interest (settling flat).

Interest Accrual Period:       The interest accrual period for each Distribution Date with respect to the Offered
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:             The Offered Certificates are expected to be ERISA eligible.

SMMEA                          Eligibility: The Offered Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:                 Approximately 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                   Approximately  0.012% per annum on the aggregate  principal  balance of the Mortgage
                               Loans and any funds on deposit in the Pre-Funding Account.

Optional Redemption:           The terms of the transaction allow for a clean-up call of the Mortgage Loans (the
                               "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the
                               Mortgage Loans is less than or equal to 10% of the sum of (i) the Closing Date
                               Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the
                               Pre-Funding Account on the Closing Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                               FRM Loans:        23% CPR
                               ARM Loans:        30% CPR

Initial Mortgage Loans:        As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $112,016,063 consisting primarily of first and second lien, fixed rate and adjustable rate mortgage loans (the "INITIAL MORTGAGE LOANS"). See the attached collateral descriptions for additional information on the Initial Mortgage
                               Loans.

Additional Mortgage Loans:     On or prior to the Closing Date, approximately $17,983,937 of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be delivered to the trust (the "ADDITIONAL MORTGAGE LOANS", together with the Initial Mortgage
                               Loans, the "CLOSING DATE MORTGAGE LOANS").

Pre-Funding Account:           An account (the "PRE-FUNDING ACCOUNT") will be established on the Closing Date into which approximately $40,000,000 will be deposited (the "PRE-FUNDED AMOUNT"), and will be used to purchase subsequent fixed-rate and adjustable-rate mortgage loans (the
                               "SUBSEQUENT MORTGAGE LOANS"). On or prior to February 24, 2006 (the "PRE-FUNDING
                               PERIOD"), the amounts on deposit in the Pre-Funding Account will be used to purchase
                               Subsequent Mortgage Loans having similar characteristics to the Initial Mortgage
                               Loans (with any unused portion of such deposit amount to be paid as principal to the
                               Offered Certificates on the Distribution Date immediately following such date).


                          [RBS Greenwich Capital Logo]


Preemption Loans:              Following the sale of the subsequent mortgage loans to the trust, up to approximately
                               10.5% of the mortgage loans in the mortgage pool, by cut-off date principal balance, will be high cost loans under various state and local laws and regulations (the "High
                               Cost Loans"), the majority of which will be subject to the New Jersey Home Ownership and Equity Protection Act of 2002 (the "New Jersey Act"). Because the originator is a federally chartered thrift, it is not subject to the New Jersey Act or such other state and local laws and regulations by virtue of federal preemption. The High Cost
                               Loans will be sold, however, to the depositor, an entity that is neither a federal thrift nor a national bank and is an entity which may not invoke federal preemption to avoid compliance with the New Jersey Act or such other state and local laws and regulations. The depositor will then assign these loans to the trustee which is a national bank and is exempt from the New Jersey Act and such other state and local laws and regulations. The availability of a preemption defense by the trust on behalf of the certificateholders with respect to these loans is not free from doubt.

Certificate Interest Rate:     The "CERTIFICATE INTEREST RATE" on the Class A Certificates will be equal to the lesser of (i) the Formula Rate and (ii) the Available Funds Cap Rate.

Formula Rate:                  The "FORMULA RATE" on the Class A Certificates will be the per annum rate equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii)
                               14%.

Available Funds Cap Rate:      The "AVAILABLE FUNDS CAP RATE" for any Distribution Date is a per annum rate equal to the product of (a) a fraction, expressed as a percentage, the numerator of which is
                               (i) the amount of interest which accrued on the Mortgage Loans in the prior calendar month minus (ii) the sum of the Servicing Fee, the Trustee Fee and the Certificate
                               Insurer premium for such Distribution Date and the denominator of which is the sum of
                               (i) the aggregate Principal Balance of the Mortgage Loans as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first
                               Distribution Date) and (ii) any amounts on deposit in the Pre-Funding Account and (b)
                               a fraction whose numerator is 360 and whose denominator is the actual number of days in the related Accrual Period.

Available Funds Cap Rate
Carryover Amount:              If on any Distribution Date the Certificate Interest Rate for the Class A
                               Certificates is limited by the Available Funds Cap Rate, the "AVAILABLE FUNDS CAP
                               RATE CARRYOVER AMOUNT" for the Class A Certificates is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on the Class A
                               Certificates based on the Formula Rate over (b) the amount of interest actually accrued on the Class A Certificates based on the Available Funds Cap Rate and (ii)
                               the unpaid portion of the Available Funds Cap Rate Carryover Amount from the prior
                               Distribution Date together with accrued interest at the Formula Rate. Any Available
                               Funds Cap Rate Carryover Amount will be paid on such Distribution Date or future
                               Distribution Dates to the extent of funds available.


                          [RBS Greenwich Capital Logo]


Credit Enhancement:            Consists of the following:
                                    1) Excess Cashflow;
                                    2) The Spread Account; and,
                                    3) Certificate Insurance Policy.

Certificate Insurance
Policy:                        The Certificate Insurer will issue a "CERTIFICATE INSURANCE POLICY" (or the "POLICY")
                               with respect to the Class A Certificates which will guarantee timely payment of interest and ultimate payment of principal to the Class A Certificateholders. The
                               Policy will not cover net prepayment interest shortfalls or relief act shortfalls.

Excess Cashflow:               The "EXCESS CASHFLOW" for any Distribution Date will be equal to the available funds remaining after priorities 1) thru 5) under "Priority of Payments."

Spread Account:                The "SPREAD ACCOUNT" will be established for the benefit of the Certificate Insurer and the Certificateholders. Excess Cashflow will be deposited in the Spread Account until the Base Spread Account Requirement is reached. The Trustee will withdraw amounts on deposit in the Spread Account, prior to making any draws on the Policy, to pay any unpaid principal or interest on the Class A Certificates. On the Closing Date the amount on deposit in the Spread Account will be 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded
                               Amount on the Closing Date.


                          [RBS Greenwich Capital Logo]


Base Spread Account
Requirement:                   The "BASE SPREAD ACCOUNT REQUIREMENT" will be an amount equal to (a) with respect to any Distribution Date occurring during the period commencing after the Closing Date and ending on the later of (i) the Distribution Date occurring in November 2007 and
                               (ii) the Distribution Date upon which the certificate principal balance of the Class
                               A Certificates is less than or equal to 50% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded
                               Amount on the Closing Date, 3.10% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount on
                               the Closing Date, and (b) with respect to each Distribution Date thereafter, the greater of (A) 6.20% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, (B) the greater of (1) 0.50% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the
                               Pre-Funded Amount on the Closing Date and (2) the sum of the principal balances of the three largest outstanding Mortgage Loans, and (C) an amount based on the delinquency and loss performance of the Mortgage Loans as further described in the pooling and servicing agreement. The Base Spread Account Requirement will not exceed the aggregate principal balance of the Mortgage Loans on any Distribution Date.

Realized Losses:               If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "REALIZED LOSS." Realized Losses on the Mortgage Loans (to
                               the extent such amount is not covered by available funds) will first be absorbed by the Spread Account. Following the reduction of the Spread Account to zero, any additional Realized Losses will be covered by the Certificate Insurer.

Priority of
Payments:                      Available funds from the Mortgage Loans will be paid as follows:

                               1) To the Servicer, the Servicing Fee and to the Trustee, the Trustee Fee.

                               2) To the holders of the Class A-1, Class A-2 and Class A-3 Certificates, on a
                                  pro-rata basis, monthly interest plus any previously unpaid interest.

                               3) To the holders of the Class A-1, Class A-2 and Class A-3 Certificates, monthly principal paid sequentially in that order until each respective certificate balance is reduced to zero.

                               4) To the Certificate Insurer an amount equal to the sum of (i) the related monthly premium for the Policy, (ii) unreimbursed insured amounts paid on the Policy and
                                  (iii) any other amounts owed under the insurance agreement.

                               5) To the Servicer certain reimbursable expenses and unreimbursed nonrecoverable advances.

                               6) To the Spread Account, any remaining amount until the Base Spread Account
                                  Requirement is reached.

                               7) To the holders of the Class A Certificates, the Available Funds Cap Rate Carryover
                                  Amount, after taking into account any payments from the Yield Maintenance
                                  Agreement.

                               8) Any remaining amounts to the holder of the residual certificates.


                          [RBS Greenwich Capital Logo]


Yield Maintenance
Agreement:                     On the Closing Date, the Trustee will enter into a "YIELD MAINTENANCE AGREEMENT" with a counterparty ("the COUNTERPARTY") for the benefit of the Offered Certificates. The
                               Counterparty will be obligated to make monthly payments to the Trustee when one-month
                               LIBOR exceeds the strike rate. Such payments to the Offered Certificates will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The notional balance of the Yield Maintenance Agreement on any Distribution Date will be subject to a maximum equal to the aggregate principal balance of the Class A
                               Certificates immediately prior to such Distribution Date. The Yield Maintenance
                               Agreement will terminate after the Distribution Date in January 2009. Any payments received from the Yield Maintenance Agreement will be paid to the Offered
                               Certificates to the extent of any Available Funds Cap Rate Carryover Amount.




---------------------------------------------------------------------------------------
                         YIELD MAINTENANCE AGREEMENT SCHEDULE
---------------------------------------------------------------------------------------
 PERIOD         NOTIONAL ($)      STRIKE (%)   PERIOD    NOTIONAL ($)       STRIKE (%)
---------- -------------------- ------------ --------- ------------------ -------------
   1         170,000,000.00       8.70060       21       94,933,785.00      7.86615
   2         166,688,509.00       6.06224       22       92,136,677.00      8.07629
   3         162,353,255.00       6.03927       23       89,424,262.00      8.35301
   4         158,145,752.00       7.65568       24       86,791,602.00      8.08237
   5         153,471,798.00       6.91457       25       84,236,167.00      8.38721
   6         148,935,575.00       7.14482       26       81,756,451.00      8.56306
   7         144,533,029.00       6.91411       27       79,354,918.00      8.92229
   8         140,260,228.00       7.14434       28       77,026,572.00      9.88482
   9         136,113,354.00       6.91364       29       74,769,657.00      9.24850
  10         132,088,702.00       6.91340       30       72,578,693.00      9.55440
  11         128,182,675.00       7.14360       31       70,451,691.00      9.30202
  12         124,391,782.00       6.91292       32       68,387,612.00      9.84487
  13         120,712,636.00       7.14655       33       66,385,771.00      9.88693
  14         117,142,017.00       6.91577       34       64,444,444.00      10.08699
  15         113,676,661.00       6.91552       35       62,561,056.00      10.42997
  16         110,313,469.00       7.65619       36       60,732,608.00      10.09039
  17         107,049,434.00       6.91501       37       58,957,389.00      10.46845
  18         103,881,639.00       7.14525       38       57,234,388.00      10.36537
  19         100,807,250.00       6.99306
  20          97,825,685.00       7.31860
---------- -------------------- ------------ --------- ------------------ -------------


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


                 AVAILABLE FUNDS CAP RATE FOR THE CERTIFICATES


-------------------------------------------------------------------------------------------------------------
             DISTRIBUTION    NET WAC    EFFECTIVE NET             DISTRIBUTION   NET WAC     EFFECTIVE NET
   PERIOD        DATE      RATE(1,2)    WAC RATE(2)(3)   PERIOD       DATE      RATE((1,2)   WAC RATE(2)(3)
-------------------------------------------------------------------------------------------------------------
     1        12/15/2005      8.70           8.70          42      5/15/2009      11.29          11.29
     2        1/15/2006       6.06          10.50          43      6/15/2009      10.96          10.96
     3        2/15/2006       6.04          10.50          44      7/15/2009      11.56          11.56
     4        3/15/2006       7.66          10.50          45      8/15/2009      11.54          11.54
     5        4/15/2006       6.91          10.50          46      9/15/2009      11.74          11.74
     6        5/15/2006       7.14          10.50          47      10/15/2009     12.13          12.13
     7        6/15/2006       6.91          10.50          48      11/15/2009     11.74          11.74
     8        7/15/2006       7.14          10.50          49      12/15/2009     12.14          12.14
     9        8/15/2006       6.91          10.50          50      1/15/2010      11.94          11.94
     10       9/15/2006       6.91          10.50          51      2/15/2010      12.00          12.00
     11       10/15/2006      7.14          10.50          52      3/15/2010      13.41          13.41
     12       11/15/2006      6.91          10.50          53      4/15/2010      12.11          12.11
     13       12/15/2006      7.15          10.50          54      5/15/2010      12.50          12.50
     14       1/15/2007       6.92          10.50          55      6/15/2010      12.10          12.10
     15       2/15/2007       6.92          10.50          56      7/15/2010      12.54          12.54
     16       3/15/2007       7.66          10.50          57      8/15/2010      12.13          12.13
     17       4/15/2007       6.92          10.50          58      9/15/2010      12.14          12.14
     18       5/15/2007       7.15          10.50          59      10/15/2010     12.55          12.55
     19       6/15/2007       6.99          10.50          60      11/15/2010     12.14          12.14
     20       7/15/2007       7.32          10.50          61      12/15/2010     12.54          12.54
     21       8/15/2007       7.87          10.50          62      1/15/2011      12.13          12.13
     22       9/15/2007       8.08          10.50          63      2/15/2011      12.13          12.13
     23       10/15/2007      8.35          10.50          64      3/15/2011      13.42          13.42
     24       11/15/2007      8.08          10.50          65      4/15/2011      12.12          12.12
     25       12/15/2007      8.39          10.50          66      5/15/2011      12.52          12.52
     26       1/15/2008       8.56          10.50          67      6/15/2011      12.11          12.11
     27       2/15/2008       8.92          10.50          68      7/15/2011      12.51          12.51
     28       3/15/2008       9.88          10.50          69      8/15/2011      12.10          12.10
     29       4/15/2008       9.25          10.50          70      9/15/2011      12.09          12.09
     30       5/15/2008       9.55          10.50          71      10/15/2011     12.49          12.49
     31       6/15/2008       9.30          10.50          72      11/15/2011     12.08          12.08
     32       7/15/2008       9.84          10.50          73      12/15/2011     12.48          12.48
     33       8/15/2008       9.89          10.50          74      1/15/2012      12.07          12.07
     34       9/15/2008       10.09         10.50          75      2/15/2012      12.06          12.06
     35       10/15/2008      10.43         10.50          76      3/15/2012      12.89          12.89
     36       11/15/2008      10.09         10.50          77      4/15/2012      12.05          12.05
     37       12/15/2008      10.47         10.50          78      5/15/2012      12.45          12.45
     38       1/15/2009       10.37         10.50
     39       2/15/2009       10.72         10.72
     40       3/15/2009       12.10         12.10
     41       4/15/2009       10.93         10.93
-------------------------------------------------------------------------------------------------------------


(1) Assumes 1-month LIBOR remains constant at 4.115% and is run at the pricing prepayment speed to call.
(2) Assumes 6-month LIBOR equals 20% and is run at the pricing prepayment speed to call.
(3) Assumes 1-month LIBOR equals 20% and payments are received from the Yield Maintenance Agreement.

                          [RBS Greenwich Capital Logo]

                          WEIGHTED AVERAGE LIFE TABLES


CLASS A-1 TO CALL
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       1.54         1.21         1.00        0.84         0.72
 MDUR (YR)                      1.44         1.15         0.95        0.80         0.69
 FIRST PRIN PAY                   1           1            1            1           1
 LAST PRIN PAY                   42           33           27          23           20
--------------------------------------------------------------------------------------------


CLASS A-1 TO MATURITY
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       1.54         1.21         1.00        0.84         0.72
 MDUR (YR)                      1.44         1.15         0.95        0.80         0.69
 FIRST PRIN PAY                   1           1            1            1           1
 LAST PRIN PAY                   42           33           27          23           20
--------------------------------------------------------------------------------------------


CLASS A-2 TO CALL
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       4.66         3.66         3.00        2.50         2.13
 MDUR (YR)                      4.12         3.30         2.75        2.31         1.99
 FIRST PRIN PAY                  42           33           27          23           20
 LAST PRIN PAY                   74           58           48          40           34
--------------------------------------------------------------------------------------------


CLASS A-2 TO MATURITY
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       4.66         3.66         3.00        2.50         2.13
 MDUR (YR)                      4.12         3.30         2.75        2.31         1.99
 FIRST PRIN PAY                  42           33           27          23           20
 LAST PRIN PAY                   74           58           48          40           34
--------------------------------------------------------------------------------------------


                          [RBS Greenwich Capital Logo]

                          WEIGHTED AVERAGE LIFE TABLES


CLASS A-3 TO CALL
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       8.65         6.82         5.60        4.66         3.95
 MDUR (YR)                      6.98         5.73         4.83        4.10         3.53
 FIRST PRIN PAY                  74           58           48          40           34
 LAST PRIN PAY                   120          95           78          65           55
--------------------------------------------------------------------------------------------


CLASS A-3 TO MATURITY
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       10.26        8.13         6.72        5.60         4.76
 MDUR (YR)                      7.84         6.52         5.56        4.76         4.13
 FIRST PRIN PAY                  74           58           48          40           34
 LAST PRIN PAY                   363         363          363          363         363
--------------------------------------------------------------------------------------------


                          [RBS Greenwich Capital Logo]

                               EXCESS SPREAD (1,2)


------------- ------------ ------------- ----------- ------------ ------------- ------------ ------------ ----------- --------------
                 FWD 1                                                             FWD 1        FWD 6
                 MONTH     FWD 6 MONTH     STATIC      FORWARD                     MONTH        MONTH       STATIC       FORWARD
   PERIOD       LIBOR %      LIBOR %     LIBOR (%)    LIBOR (%)      PERIOD       LIBOR %      LIBOR %    LIBOR (%)     LIBOR (%)
------------- ------------ ------------- ----------- ------------ ------------- ------------ ------------ ----------- --------------
     1           4.115        4.538         2.33        2.33           42          4.915        4.979        5.52         5.09
     2           4.410        4.666         1.79        1.49           43          4.919        4.985        5.37         4.90
     3           4.425        4.745         1.77        1.45           44          4.924        4.991        5.51         5.08
     4           4.541        4.823         3.10        2.71           45          4.929        4.997        5.36         4.90
     5           4.674        4.885         2.67        2.09           46          4.935        5.004        5.35         4.90
     6           4.808        4.925         2.81        2.12           47          4.941        5.011        5.50         5.07
     7           4.869        4.938         2.66        1.88           48          4.949        5.018        5.34         4.87
     8           4.872        4.940         2.80        2.04           49          4.956        5.024        5.49         5.04
     9           4.885        4.942         2.65        1.86           50          4.963        5.030        5.33         4.86
     10          4.901        4.939         2.65        1.84           51          4.969        5.036        5.33         4.87
     11          4.910        4.931         2.79        2.00           52          4.975        5.041        5.78         5.40
     12          4.887        4.921         2.64        1.84           53          4.981        5.046        5.32         4.86
     13          4.881        4.911         2.79        2.02           54          4.986        5.050        5.47         5.03
     14          4.883        4.903         2.64        1.84           55          4.991        5.054        5.32         4.84
     15          4.865        4.896         2.63        1.86           56          4.996        5.058        5.46         5.02
     16          4.856        4.894         3.06        2.37           57          5.000        5.061        5.31         4.84
     17          4.850        4.888         2.62        1.86           58          5.003        5.065        5.31         4.84
     18          4.832        4.859         2.76        2.05           59          5.006        5.069        5.45         5.01
     19          4.830        4.829         2.69        1.96           60          5.009        5.074        5.30         4.83
     20          4.845        4.826         2.93        2.20           61          5.012        5.078        5.45         5.00
     21          4.851        4.823         3.59        2.83           62          5.017        5.083        5.30         4.82
     22          4.820        4.822         3.80        3.07           63          5.022        5.088        5.29         4.82
     23          4.681        4.827         3.95        3.38           64          5.027        5.093        5.74         5.35
     24          4.655        4.858         3.80        3.24           65          5.032        5.098        5.28         4.81
     25          4.815        4.895         3.97        3.27           66          5.037        5.103        5.43         4.98
     26          4.828        4.907         4.28        3.54           67          5.042        5.108        5.28         4.79
     27          4.840        4.917         4.64        3.90           68          5.046        5.112        5.42         4.97
     28          4.853        4.927         5.27        4.56           69          5.051        5.117        5.27         4.79
     29          4.864        4.935         4.97        4.20           70          5.056        5.121        5.27         4.78
     30          4.874        4.941         5.12        4.36           71          5.060        5.126        5.41         4.96
     31          4.883        4.945         4.99        4.21           72          5.065        5.130        5.26         4.77
     32          4.890        4.948         5.33        4.59           73          5.069        5.134        5.41         4.94
     33          4.895        4.950         5.23        4.61           74          5.073        5.138        5.25         4.76
     34          4.899        4.952         5.34        4.76           75          5.077        5.142        5.25         4.76
     35          4.900        4.953         5.49        4.94           76          5.081        5.146        5.54         5.12
     36          4.899        4.955         5.34        4.76           77          5.085        5.150        5.24         4.75
     37          4.899        4.958         5.49        4.94           78          5.089        5.154        5.39         4.92
     38          4.902        4.961         5.37        4.87
     39          4.905        4.965         5.37        4.87
     40          4.908        4.969         5.83        5.45
     41          4.911        4.974         5.38        4.92

------------- ------------ ------------- ----------- ------------ ------------- ------------ ------------ ----------- --------------


(1)  Assumes the pricing prepayment speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, Trustee Fee and the Certificate Insurer premium), less aggregate interest on the Certificates divided by (b) aggregate principal balance of the Mortgage Loans and the Pre-Funded Amount as of the beginning of the period.

                          [RBS Greenwich Capital Logo]

                        INITIAL MORTGAGE LOAN STATISTICS
                             AS OF THE CUT-OFF DATE


                                                                                            MINIMUM          MAXIMUM
                                                                                            -------          -------
Scheduled Principal Balance                                 $112,016,063                     $9,579         $643,154
Average Scheduled Principal Balance                              $69,532
Number of Mortgage Loans                                           1,611

Weighted Average Gross Coupon                                     7.858%                     5.100%          12.950%
Weighted Average FICO Score*                                         608                        458              810
Weighted Average Combined Original LTV                            69.47%                      5.79%           90.00%

Weighted Average Original Term                                334 months                 60  months       360 months
Weighted Average Stated Remaining Term                        330 months                 46  months       360 months
Weighted Average Seasoning                                      4 months                  0  months        23 months

Weighted Average Gross Margin                                     6.633%                     3.900%          11.050%
Weighted Average Minimum Interest Rate                            7.887%                     5.150%          12.300%
Weighted Average Maximum Interest Rate                           14.233%                    11.150%          19.660%
Weighted Average Initial Rate Cap                                 2.176%                     2.000%           3.000%
Weighted Average Subsequent Rate Cap                              1.000%                     1.000%           1.000%
Weighted Average Months to Roll                                20 months                   1 months        35 months

Maturity Date                                                                           Aug 26 2009       Nov 1 2035
Maximum Zip Code Concentration                                     0.79%     02886

ARM                                                               90.10%     2-4 Units                        10.69%
Fixed Rate                                                         9.90%     Condominium                       3.45%
                                                                             PUD Attached                      1.94%
2/28 6 MO LIBOR                                                   87.67%     PUD Detached                      5.64%
3/27 6 MO LIBOR                                                    2.43%     Single Family Attached            5.20%
Fixed Rate                                                         9.90%     Single Family Detached           73.06%
                                                                             Townhouse                         0.01%
Not Interest Only                                                100.00%
                                                                             Non-owner Occupied                3.94%
Prepay Penalty:  0 months                                         21.68%     Owner Occupied                   96.06%
Prepay Penalty: 36 months                                         78.32%
                                                                             Top 5 States:
First Lien                                                        72.17%     New Jersey                       17.75%
Second Lien                                                       27.83%     New York                         12.41%
                                                                             Rhode Island                     10.30%
Full Documentation                                               100.00%     Pennsylvania                      7.23%
                                                                             Florida                           6.25%
Cash Out Refinance                                                99.09%
Purchase                                                           0.91%



*Loans with seasoning greater than 6 months are shown with updated FICO scores while all other loans are shown with FICO scores as of origination.

                          [RBS Greenwich Capital Logo]

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
        0.01 -  50,000.00                      895   27,178,791.52      24.26%       8.511           291        64.03         603
   50,000.01 - 100,000.00                      408   28,180,427.02      25.16%       8.077           329        67.57         610
  100,000.01 - 150,000.00                      147   18,093,954.11      16.15%       7.662           342        70.51         612
  150,000.01 - 200,000.00                       76   13,357,229.47      11.92%       7.430           347        72.47         615
  200,000.01 - 250,000.00                       32    7,212,558.73       6.44%       7.089           355        72.03         614
  250,000.01 - 300,000.00                       23    6,340,297.07       5.66%       7.571           357        77.36         602
  300,000.01 - 350,000.00                       15    4,791,372.13       4.28%       7.498           357        76.78         595
  350,000.01 - 400,000.00                        5    1,847,451.29       1.65%       7.408           357        74.06         604
  400,000.01 - 450,000.00                        2      817,857.43       0.73%       6.873           357        74.45         608
  450,000.01 - 500,000.00                        4    1,916,301.04       1.71%       7.273           356        77.97         591
  500,000.01 - 550,000.00                        2    1,036,162.33       0.93%       6.625           355        65.80         659
  600,000.01 - 650,000.00                        2    1,243,660.79       1.11%       6.607           357        80.96         611
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608




                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
 5.000 - 5.499                                   6      445,771.55       0.40%       5.240           274        51.58         678
 5.500 - 5.999                                  27    4,488,992.86       4.01%       5.777           338        67.43         674
 6.000 - 6.499                                  34    3,921,034.27       3.50%       6.267           327        71.23         653
 6.500 - 6.999                                 162   18,837,630.17      16.82%       6.793           335        70.87         643
 7.000 - 7.499                                 198   15,812,230.49      14.12%       7.193           335        68.36         622
 7.500 - 7.999                                 348   25,022,224.24      22.34%       7.691           333        70.11         602
 8.000 - 8.499                                 264   15,640,600.95      13.96%       8.159           323        67.62         585
 8.500 - 8.999                                 147    8,469,956.14       7.56%       8.665           330        72.48         582
 9.000 - 9.499                                 108    4,616,530.67       4.12%       9.245           321        70.13         585
 9.500 - 9.999                                 132    7,140,147.21       6.37%       9.668           326        67.91         571
10.000 - 10.499                                 60    2,969,774.21       2.65%      10.139           337        68.22         578
10.500 - 10.999                                 82    3,201,463.50       2.86%      10.606           313        71.16         572
11.000 - 11.499                                 24      862,675.45       0.77%      11.071           318        68.26         558
11.500 - 11.999                                 15      471,861.19       0.42%      11.590           317        64.50         558
12.000 - 12.499                                  2       88,241.18       0.08%      12.213           356        60.30         574
12.500 - 12.999                                  2       26,928.85       0.02%      12.746           232        69.78         631
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608



                          [RBS Greenwich Capital Logo]



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
FICO*                                        LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
400-499                                         14    1,324,549.04       1.18%       9.223           346        70.28         479
500-524                                         28    1,982,652.59       1.77%       8.172           339        66.23         515
525-549                                        109    7,402,609.31       6.61%       9.179           339        63.90         539
550-574                                        309   19,529,771.58      17.43%       8.600           337        68.78         561
575-599                                        295   19,898,558.69      17.76%       8.129           332        70.59         588
600-624                                        303   20,633,898.96      18.42%       7.609           333        71.24         611
625-649                                        240   19,029,381.02      16.99%       7.342           328        71.94         636
650-674                                        150   10,450,183.72       9.33%       7.287           320        70.47         661
675-699                                         77    5,448,734.57       4.86%       6.965           313        65.96         684
700+                                            69    5,275,470.79       4.71%       6.602           309        66.07         730
None                                            17    1,040,252.66       0.93%       8.146           352        51.78           0
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


*Loans with seasoning greater than 6 months are shown with updated FICO scores while all other loans are shown with FICO scores as of origination.



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
  0.01- 49.99                                  277   14,563,978.49      13.00%       7.718           307        37.72         610
 50.00- 54.99                                  100    5,361,100.96       4.79%       7.991           325        52.31         607
 55.00- 59.99                                   91    5,995,933.25       5.35%       7.660           326        57.53         616
 60.00- 64.99                                  116    7,296,223.65       6.51%       8.202           323        62.41         596
 65.00- 69.99                                  148   10,094,882.42       9.01%       7.941           334        67.31         602
 70.00- 74.99                                  198   13,787,347.72      12.31%       7.904           332        72.35         606
 75.00- 79.99                                  223   16,618,972.53      14.84%       7.752           331        77.09         612
 80.00                                         132    9,808,173.70       8.76%       8.084           340        80.00         598
 80.01- 84.99                                  139   10,609,575.29       9.47%       7.893           330        83.44         615
 85.00- 89.99                                  183   17,279,223.20      15.43%       7.706           344        85.07         616
 90.00- 94.99                                    4      600,651.72       0.54%       8.406           358        90.00         549
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608




                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
60                                              11      298,411.67       0.27%       7.227            55        34.56         659
84                                               1       16,408.57       0.01%       7.500            80        62.02         641
120                                             71    2,254,322.75       2.01%       8.037           115        61.25         629
180                                            175    6,168,529.33       5.51%       7.926           175        62.37         619
240                                            239    9,359,947.50       8.36%       8.213           235        66.88         620
300                                              9      525,725.45       0.47%       7.663           292        70.31         634
360                                          1,105   93,392,717.66      83.37%       7.817           356        70.51         605
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


                          [RBS Greenwich Capital Logo]


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
  1- 60                                         11      298,411.67       0.27%       7.227            55        34.56         659
 61-120                                         72    2,270,731.32       2.03%       8.034           115        61.25         629
121-180                                        175    6,168,529.33       5.51%       7.926           175        62.37         619
181-240                                        239    9,359,947.50       8.36%       8.213           235        66.88         620
241-300                                          9      525,725.45       0.47%       7.663           292        70.31         634
301-360                                      1,105   93,392,717.66      83.37%       7.817           356        70.51         605
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608




                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
FRM/ARM                                      LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
ARM                                          1,489  100,922,820.51      90.10%       7.887           330        69.39         605
Fixed Rate                                     122   11,093,242.42       9.90%       7.595           328        70.22         642
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608





                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
PRODUCT                                      LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
2/28 6 MO LIBOR                              1,454   98,205,248.28      87.67%       7.896           331        69.30         604
3/27 6 MO LIBOR                                 35    2,717,572.23       2.43%       7.558           327        72.70         614
Fixed Rate                                     122   11,093,242.42       9.90%       7.595           328        70.22         642
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


                          [RBS Greenwich Capital Logo]



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
INTEREST ONLY                                LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Not Interest Only                            1,611  112,016,062.93     100.00%       7.858           330        69.47         608
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Prepay Penalty:  0 months                      243   24,282,145.61      21.68%       7.858           342        72.09         610
Prepay Penalty: 36 months                    1,368   87,733,917.32      78.32%       7.858           327        68.75         608
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608




                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
LIEN                                         LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
First Lien                                     874   80,842,403.44      72.17%       7.630           342        69.68         606
Second Lien                                    737   31,173,659.49      27.83%       8.449           301        68.93         614
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608




                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Full Documentation                           1,611  112,016,062.93     100.00%       7.858           330        69.47         608
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608




                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Cash Out Refinance                           1,602  110,997,865.08      99.09%       7.863           330        69.51         608
Purchase                                         9    1,018,197.85       0.91%       7.247           330        65.82         645
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


                          [RBS Greenwich Capital Logo]



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
PROPERTY TYPE                                LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
2-4 Units                                      116   11,976,502.03      10.69%       7.542           338        67.87         617
Condominium                                     62    3,868,543.99       3.45%       7.448           322        64.80         618
PUD Attached                                    30    2,174,315.23       1.94%       8.333           334        67.97         601
PUD Detached                                    71    6,319,771.93       5.64%       8.048           340        71.28         604
Single Family Attached                         124    5,819,718.35       5.20%       8.064           321        72.28         606
Single Family Detached                       1,207   81,842,235.33      73.06%       7.881           329        69.64         607
Townhouse                                        1       14,976.07       0.01%       8.500           239        42.25         557
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Non-owner Occupied                              63    4,418,027.68       3.94%       7.654           340        71.64         641
Owner Occupied                               1,548  107,598,035.25      96.06%       7.866           330        69.39         607
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


                          [RBS Greenwich Capital Logo]



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
STATE                                        LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Arizona                                         17    1,668,463.75       1.49%       8.146           346        76.93         598
California                                      30    2,671,513.41       2.38%       8.060           340        72.38         594
Colorado                                         3      438,001.68       0.39%       7.734           343        82.56         607
Connecticut                                     33    1,874,061.31       1.67%       8.538           314        71.99         594
Delaware                                        19    1,394,360.03       1.24%       8.562           340        65.73         582
Florida                                        120    6,999,730.33       6.25%       8.348           332        69.62         598
Georgia                                         52    3,160,822.78       2.82%       8.104           330        72.55         593
Illinois                                        65    2,761,896.20       2.47%       7.787           315        71.79         609
Indiana                                         23      887,940.18       0.79%       7.766           326        74.17         618
Kentucky                                        10      586,281.20       0.52%       7.917           352        76.83         586
Louisiana                                       14      691,671.50       0.62%       8.242           299        64.38         597
Maine                                           32    2,258,684.57       2.02%       7.840           345        66.37         601
Maryland                                        76    6,227,240.94       5.56%       7.776           346        71.90         609
Massachusetts                                   58    4,758,236.32       4.25%       8.159           336        71.49         591
Michigan                                        58    3,315,369.28       2.96%       8.060           341        70.07         597
Minnesota                                       12      498,077.29       0.44%       8.204           322        73.35         596
Nevada                                          20    1,380,589.14       1.23%       8.194           337        76.81         610
New Hampshire                                   16      706,152.65       0.63%       8.551           308        64.54         593
New Jersey                                     254   19,887,738.61      17.75%       7.527           322        68.39         619
New York                                       164   13,899,122.66      12.41%       7.637           330        66.20         615
North Carolina                                  30    1,941,000.57       1.73%       7.994           323        69.07         610
Ohio                                            58    2,585,752.59       2.31%       8.177           318        68.72         597
Oklahoma                                        10      386,838.87       0.35%       8.121           305        65.63         614
Oregon                                           1      177,908.43       0.16%       6.990           356        85.00         547
Pennsylvania                                   172    8,098,923.22       7.23%       8.182           322        70.62         603
Rhode Island                                   103   11,541,612.02      10.30%       7.394           337        69.18         622
Tennessee                                       22    1,100,116.62       0.98%       7.773           291        67.15         605
Texas                                           28    1,194,759.40       1.07%      10.243           305        67.93         597
Utah                                             3      266,046.47       0.24%       7.852           359        73.67         594
Virginia                                        81    6,420,068.43       5.73%       7.712           340        67.62         612
Washington                                       6      391,826.08       0.35%       7.658           340        75.78         597
Wisconsin                                       21    1,845,256.40       1.65%       7.569           340        69.34         611
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


                          [RBS Greenwich Capital Logo]



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
GROSS MARGIN                                 LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
 3.500 - 3.999                                   1       51,776.53       0.05%       5.150           341        17.10         728
 4.000 - 4.499                                   8      903,682.80       0.90%       5.477           299        69.71         668
 4.500 - 4.999                                  22    3,134,581.13       3.11%       5.936           334        69.20         668
 5.000 - 5.499                                  58    7,027,316.29       6.96%       6.441           338        72.45         643
 5.500 - 5.999                                 170   15,476,205.17      15.33%       6.936           327        67.42         640
 6.000 - 6.499                                 284   21,293,365.08      21.10%       7.385           337        69.84         612
 6.500 - 6.999                                 278   19,113,567.94      18.94%       7.879           332        69.44         593
 7.000 - 7.499                                 230   13,174,883.96      13.05%       8.357           323        67.84         577
 7.500 - 7.999                                  84    4,565,871.53       4.52%       8.952           334        76.44         587
 8.000 - 8.499                                 150    6,867,084.98       6.80%       9.417           324        68.45         571
 8.500 - 8.999                                  80    4,228,962.02       4.19%       9.892           331        67.90         573
 9.000 - 9.499                                  65    2,917,284.51       2.89%      10.420           324        69.85         567
 9.500 - 9.999                                  47    1,739,928.41       1.72%      10.850           325        71.02         554
10.000 -10.499                                  11      391,310.16       0.39%      11.426           311        67.03         555
11.000 -11.499                                   1       37,000.00       0.04%      12.300           360        53.78         573
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605





                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
 5.000 - 5.499                                   4      243,979.53       0.24%       5.250           239        35.15         687
 5.500 - 5.999                                  18    3,098,869.20       3.07%       5.811           341        71.13         663
 6.000 - 6.499                                  29    3,319,763.25       3.29%       6.245           322        71.68         651
 6.500 - 6.999                                 143   15,471,961.93      15.33%       6.782           333        69.77         643
 7.000 - 7.499                                 193   15,041,463.21      14.90%       7.194           335        68.28         621
 7.500 - 7.999                                 338   23,793,436.75      23.58%       7.685           333        69.90         601
 8.000 - 8.499                                 247   14,643,217.03      14.51%       8.158           326        67.66         582
 8.500 - 8.999                                 138    7,882,939.62       7.81%       8.662           331        72.18         578
 9.000 - 9.499                                  98    4,108,406.06       4.07%       9.243           318        70.40         582
 9.500 - 9.999                                 124    6,815,635.51       6.75%       9.659           331        67.95         569
10.000 -10.499                                  52    2,554,507.15       2.53%      10.134           336        69.12         576
10.500 -10.999                                  77    2,918,419.88       2.89%      10.609           318        70.52         565
11.000 -11.499                                  20      730,991.29       0.72%      11.065           318        71.33         554
11.500 -11.999                                   7      262,230.10       0.26%      11.521           311        68.89         542
12.000 -12.499                                   1       37,000.00       0.04%      12.300           360        53.78         573
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605



                                                                             21
                          [RBS Greenwich Capital Logo]



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
11.000 -11.499                                   4      243,979.53       0.24%       5.250           239        35.15         687
11.500 -11.999                                  18    3,098,869.20       3.07%       5.811           341        71.13         663
12.000 -12.499                                  29    3,026,781.69       3.00%       6.252           317        69.69         650
12.500 -12.999                                 141   15,304,675.92      15.16%       6.788           333        69.56         644
13.000 -13.499                                 189   14,760,735.80      14.63%       7.193           335        68.20         622
13.500 -13.999                                 308   20,697,655.23      20.51%       7.665           333        70.23         604
14.000 -14.499                                 211   13,067,207.74      12.95%       8.113           327        66.82         581
14.500 -14.999                                  82    5,163,450.37       5.12%       8.565           335        69.72         566
15.000 -15.499                                  40    1,979,714.56       1.96%       9.073           325        61.33         553
15.500 -15.999                                  85    7,081,555.73       7.02%       8.883           338        64.07         567
16.000 -16.499                                  61    3,358,987.28       3.33%       9.032           332        70.87         580
16.500 -16.999                                  85    4,096,652.55       4.06%       9.191           325        71.88         589
17.000 -17.499                                  66    2,624,922.87       2.60%       9.317           314        78.28         599
17.500 -17.999                                  68    2,626,681.16       2.60%       9.635           312        77.90         586
18.000 -18.499                                  29    1,141,166.61       1.13%      10.159           324        76.43         597
18.500 -18.999                                  51    1,829,792.15       1.81%      10.602           317        77.11         571
19.000 -19.499                                  15      557,762.02       0.55%      11.068           324        73.79         557
19.500 -19.999                                   7      262,230.10       0.26%      11.521           311        68.89         542
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605




                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
2.000                                        1,124   83,160,901.88      82.40%       7.648           332        67.99         608
3.000                                          365   17,761,918.63      17.60%       9.005           323        75.96         590
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605





                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
1.000                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605


                          [RBS Greenwich Capital Logo]



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE     WEIGHTED
                                                           CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                              # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
NEXT RATE CHANGE DATE                        LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
November-05                                      1      189,241.33       0.19%       8.500           337        80.00         602
December-05                                      6      419,445.28       0.42%       6.229           294        67.72         685
January-06                                       4      151,781.38       0.15%       8.041           227        76.79         581
February-06                                      9      696,174.01       0.69%       6.526           305        77.57         601
March-06                                        13      988,976.29       0.98%       6.387           274        67.57         685
April-06                                         8      731,978.67       0.73%       5.941           302        67.15         655
May-06                                           9      621,405.82       0.62%       7.896           307        67.31         589
June-06                                         10      441,998.14       0.44%       6.972           230        68.89         657
July-06                                          6      341,250.56       0.34%       6.862           241        66.96         665
August-06                                        7      200,405.52       0.20%       7.944           236        55.65         578
September-06                                     3       85,559.04       0.08%       7.961           179        73.11         608
October-06                                       1       22,640.20       0.02%       8.750           228        85.00         738
November-06                                      4      181,817.98       0.18%       7.851           313        67.06         591
December-06                                     11      642,307.73       0.64%       7.862           318        76.42         616
January-07                                      21    1,063,607.27       1.05%       8.527           308        74.29         622
February-07                                     42    3,755,977.15       3.72%       7.711           337        69.19         631
March-07                                       112    7,127,137.60       7.06%       7.633           328        67.06         614
April-07                                       125    7,589,298.42       7.52%       8.039           327        71.16         600
May-07                                         148    8,309,838.92       8.23%       7.965           325        70.66         603
June-07                                        169   13,791,137.00      13.67%       7.667           336        68.84         601
July-07                                        135    8,793,540.89       8.71%       8.095           332        69.16         594
August-07                                      196   12,484,745.92      12.37%       8.116           334        69.05         594
September-07                                   217   15,833,604.34      15.69%       8.095           333        70.26         596
October-07                                     204   14,028,951.60      13.90%       7.937           343        67.31         609
November-07                                      1      140,000.00       0.14%       7.500           360        80.00         608
March-08                                         2       71,677.69       0.07%       9.500           353        83.16         614
April-08                                         1       12,747.98       0.01%       9.250           354        84.92         609
May-08                                           6      590,927.37       0.59%       6.966           318        72.44         651
June-08                                          5      135,705.50       0.13%       9.259           238        52.76         615
July-08                                          7      881,144.82       0.87%       8.113           357        73.69         572
August-08                                        4      516,847.03       0.51%       6.872           327        83.47         639
September-08                                     2       80,949.06       0.08%       8.755           359        68.91         602
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605



                                                                             23


                          [RBS Greenwich Capital Logo]

HOME LOAN: 2005-1
FRMS

                                                                                               MINIMUM               MAXIMUM
                                                                                               -------               -------
Scheduled Principal Balance                                           $11,093,242               $9,956              $600,506
Average Scheduled Principal Balance                                       $90,928
Number of Mortgage Loans                                                      122

Weighted Average Gross Coupon                                              7.595%               5.100%               12.950%
Weighted Average FICO Score                                                   642                  528                   797
Weighted Average Combined Original LTV                                     70.22%                9.48%                90.00%

Weighted Average Original Term                                         330 months           60  months            360 months
Weighted Average Stated Remaining Term                                 328 months           55  months            360 months
Weighted Average Seasoning                                               3 months            0  months             21 months

Weighted Average Gross Margin                                              0.000%               0.000%                0.000%
Weighted Average Minimum Interest Rate                                     0.000%               0.000%                0.000%
Weighted Average Maximum Interest Rate                                     0.000%               0.000%                0.000%
Weighted Average Initial Rate Cap                                          0.000%               0.000%                0.000%
Weighted Average Subsequent Rate Cap                                       0.000%               0.000%                0.000%
Weighted Average Months to Roll                                            months               months                months

Maturity Date                                                                              May 23 2010            Nov 1 2035
Maximum Zip Code Concentration                                              5.41%   '07746

Fixed Rate                                                                100.00%

Fixed Rate                                                                100.00%

Not Interest Only                                                         100.00%

Prepay Penalty:  0 months                                                  47.91%
Prepay Penalty: 36 months                                                  52.09%

First Lien                                                                 85.13%
Second Lien                                                                14.87%

Full Documentation                                                        100.00%

Cash Out Refinance                                                         98.40%
Purchase                                                                    1.60%

2-4 Units                                                                  14.86%
Condominium                                                                 3.63%
PUD Attached                                                                3.45%
PUD Detached                                                                4.69%
Single Family Attached                                                      5.12%
Single Family Detached                                                     68.24%

Non-owner Occupied                                                          8.29%
Owner Occupied                                                             91.71%

Top 5 States:
Rhode Island                                                               28.39%
New Jersey                                                                 15.93%
Texas                                                                      10.77%
Massachusetts                                                               8.55%
Virginia                                                                    7.48%


HOME LOAN: 2005-1

FRMS


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE     WEIGHTED
                                                  CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                     # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
  CURRENT PRINCIPAL BALANCE         LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
        0.01 -  50,000.00           50       1,545,057.80      13.93%        9.494          265        64.73         625
   50,000.01 - 100,000.00           40       2,974,095.43      26.81%        8.388          313        64.82         637
  100,000.01 - 150,000.00           11       1,353,445.19      12.20%        7.328          330        75.77         639
  150,000.01 - 200,000.00            9       1,601,806.99      14.44%        6.171          344        63.11         681
  200,000.01 - 250,000.00            4         883,150.74       7.96%        6.602          360        77.05         663
  250,000.01 - 300,000.00            4       1,085,978.94       9.79%        6.634          359        78.62         664
  300,000.01 - 350,000.00            2         642,837.86       5.79%        7.237          356        80.54         599
  400,000.01 - 450,000.00            1         406,363.08       3.66%        7.250          358        67.83         626
  600,000.01 - 650,000.00            1         600,506.39       5.41%        6.990          358        82.90         596
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                      WEIGHTED
                                                                        WEIGHTED       AVERAGE     WEIGHTED
                                                 CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                    # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                 LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                       2         201,792.02       1.82%        5.229          317        71.45         668
 5.500 - 5.999                       9       1,390,123.66      12.53%        5.701          331        59.19         698
 6.000 - 6.499                       5         601,271.02       5.42%        6.386          359        68.76         670
 6.500 - 6.999                      19       3,365,668.24      30.34%        6.842          346        75.95         645
 7.000 - 7.499                       5         770,767.28       6.95%        7.175          336        69.82         640
 7.500 - 7.999                      10       1,228,787.49      11.08%        7.811          325        74.13         622
 8.000 - 8.499                      17         997,383.92       8.99%        8.186          288        66.96         631
 8.500 - 8.999                       9         587,016.52       5.29%        8.707          316        76.55         643
 9.000 - 9.499                      10         508,124.61       4.58%        9.262          349        67.95         605
 9.500 - 9.999                       8         324,511.70       2.93%        9.875          222        67.10         623
10.000 -10.499                       8         415,267.06       3.74%       10.167          342        62.72         587
10.500 -10.999                       5         283,043.62       2.55%       10.571          258        77.77         642
11.000 -11.499                       4         131,684.16       1.19%       11.106          316        51.19         578
11.500 -11.999                       8         209,631.09       1.89%       11.675          325        59.00         578
12.000 -12.499                       1          51,241.18       0.46%       12.150          353        65.00         574
12.500 -12.999                       2          26,928.85       0.24%       12.746          232        69.78         631
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642




                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
FICO                              LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
525-549                              4         308,048.77       2.78%        8.700          295        73.70         538
550-574                             12       1,049,114.22       9.46%        8.302          349        76.04         564
575-599                             17       1,747,188.83      15.75%        8.283          336        74.89         590
600-624                             23       1,562,775.40      14.09%        8.107          321        70.33         615
625-649                             15       1,340,447.20      12.08%        8.002          346        64.57         632
650-674                             20       1,899,665.26      17.12%        7.039          323        73.47         666
675-699                             15       1,604,709.02      14.47%        6.898          325        68.39         685
700+                                16       1,581,293.72      14.25%        6.673          309        63.15         733
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
COMBINED ORIGINAL LTV             LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                       22       1,419,591.17      12.80%        7.260          286        36.59         674
 50.00- 54.99                       10         717,154.48       6.46%        7.776          330        52.41         647
 55.00- 59.99                        2          59,515.68       0.54%       10.750          234        58.27         639
 60.00- 64.99                        7         507,911.57       4.58%        8.411          306        63.00         603
 65.00- 69.99                       10       1,478,299.26      13.33%        7.464          357        67.04         639
 70.00- 74.99                       13       1,045,975.84       9.43%        7.400          303        72.72         659
 75.00- 79.99                       21       1,850,732.50      16.68%        7.637          325        76.27         649
 80.00                              10         549,716.47       4.96%        9.142          314        80.00         646
 80.01- 84.99                       13       1,573,069.58      14.18%        7.575          346        82.89         621
 85.00- 89.99                       12       1,635,285.98      14.74%        7.152          346        85.76         624
 90.00- 94.99                        2         255,989.89       2.31%        7.468          357        90.00         649
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642




                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE    WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)            LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
60                                   2          62,168.85       0.56%        6.598           56        20.32         725
120                                  8         357,252.81       3.22%        8.448          117        59.53         658
180                                 13         627,342.24       5.66%        8.475          176        64.23         639
240                                 18         920,820.17       8.30%        8.192          237        68.75         668
300                                  1          72,923.11       0.66%        7.990          298        81.11         603
360                                 80       9,052,735.24      81.61%        7.443          358        71.46         639
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE      WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED       AVERAGE
STATED REMAINING TERM (MONTHS)    LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV          FICO
---------------------------------------------------------------------------------------------------------------------------
  1- 60                              2          62,168.85       0.56%        6.598           56        20.32         725
 61-120                              8         357,252.81       3.22%        8.448          117        59.53         658
121-180                             13         627,342.24       5.66%        8.475          176        64.23         639
181-240                             18         920,820.17       8.30%        8.192          237        68.75         668
241-300                              1          72,923.11       0.66%        7.990          298        81.11         603
301-360                             80       9,052,735.24      81.61%        7.443          358        71.46         639
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE      WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED       AVERAGE
DEBT RATIO                        LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV          FICO
---------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                         4         170,438.98       1.54%        8.109          265        62.65         635
20.01 -25.00                         7         398,806.46       3.60%        6.830          256        52.98         718
25.01 -30.00                        12         657,060.89       5.92%        8.691          312        74.04         655
30.01 -35.00                         8         731,435.33       6.59%        7.104          313        62.46         619
35.01 -40.00                        26       2,298,805.21      20.72%        7.729          332        72.13         639
40.01 -45.00                        29       3,241,743.64      29.22%        7.463          342        71.77         630
45.01 -50.00                        32       3,037,378.57      27.38%        7.821          327        72.02         647
50.01 -55.00                         2         338,087.97       3.05%        6.784          358        80.59         622
55.01 -60.00                         1         174,033.40       1.57%        5.500          355        45.45         694
None                                 1          45,451.97       0.41%        5.990           55         9.48         724
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642


                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE      WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED       AVERAGE
FRM/ARM                           LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV          FICO
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate                         122      11,093,242.42     100.00%        7.595          328        70.22         642
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642


                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE      WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED       AVERAGE
PRODUCT                           LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV          FICO
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate                         122      11,093,242.42     100.00%        7.595          328        70.22         642
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE      WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED       AVERAGE
INTEREST ONLY                     LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV          FICO
---------------------------------------------------------------------------------------------------------------------------
Not Interest Only                  122      11,093,242.42     100.00%        7.595          328        70.22         642
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE      WEIGHTED
PREPAYMENT PENALTY                 # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED       AVERAGE
ORIGINAL TERM (MONTHS)             LOANS        BALANCE         BAL      COUPON          TERM     ORIG LTV          FICO
---------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months           56       5,314,920.73      47.91%        7.536          335        70.00         648
Prepay Penalty: 36 months           66       5,778,321.69      52.09%        7.648          321        70.43         636
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642

TERM (MONTHS)

                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE      WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED       AVERAGE
LIEN                              LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV          FICO
---------------------------------------------------------------------------------------------------------------------------
First Lien                          88       9,443,680.81      85.13%        7.353          334        70.15         641
Second Lien                         34       1,649,561.61      14.87%        8.979          288        70.61         648
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE     WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED      AVERAGE      WEIGHTED
                                   # OF       PRINCIPAL   CURR PRIN       GROSS     REMAINING     COMBINED       AVERAGE
DOCUMENTATION TYPE                LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV          FICO
---------------------------------------------------------------------------------------------------------------------------
Full Documentation                 122      11,093,242.42     100.00%        7.595          328        70.22         642
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                     WEIGHTED
                                                                       WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY     AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN       GROSS     REMAINING       COMBINED     AVERAGE
LOAN PURPOSE                     LOANS         BALANCE          BAL      COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                 121      10,915,327.45      98.40%        7.629          329        70.64         640
Purchase                             1         177,914.97       1.60%        5.500          235        44.44         782
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
PROPERTY TYPE                    LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
2-4 Units                           12       1,648,585.69      14.86%        7.036          340        77.39         641
Condominium                          5         402,836.04       3.63%        6.112          286        55.83         703
PUD Attached                         3         383,157.60       3.45%        8.094          359        63.39         649
PUD Detached                         3         520,065.01       4.69%        7.869          358        66.40         619
Single Family Attached               6         568,103.61       5.12%        7.633          344        68.23         681
Single Family Detached              93       7,570,494.47      68.24%        7.748          322        70.18         637
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
OCCUPANCY STATUS                 LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Non-owner Occupied                   6         919,387.28       8.29%        6.715          347        71.61         712
Owner Occupied                     116      10,173,855.14      91.71%        7.674          326        70.09         636
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
STATE                            LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Arizona                              1         127,087.97       1.15%        8.500          355        82.19         548
California                           2          78,843.03       0.71%       10.001          179        79.70         578
Delaware                             1          26,500.00       0.24%        9.450          360        81.38         626
Florida                              5         249,285.91       2.25%        8.683          338        57.86         597
Georgia                              2         160,897.02       1.45%        7.430          359        82.75         635
Illinois                             4         124,678.57       1.12%        7.936          165        66.41         650
Louisiana                            1          97,000.00       0.87%        6.990          120        46.19         686
Maine                                3         297,808.03       2.68%        6.862          359        60.67         655
Maryland                             2         107,751.16       0.97%       10.024          329        62.49         600
Massachusetts                        8         948,677.03       8.55%        7.252          340        67.24         641
Michigan                             3         247,500.00       2.23%        7.763          360        68.76         643
New Jersey                          15       1,767,552.48      15.93%        7.670          321        72.24         633
New York                             6         496,906.39       4.48%        7.384          309        62.34         653
North Carolina                       2         316,067.25       2.85%        6.826          360        73.01         697
Ohio                                 4         190,078.68       1.71%        7.998          321        77.30         618
Pennsylvania                         8         545,342.91       4.92%        7.968          322        81.65         672
Rhode Island                        20       3,149,487.83      28.39%        6.500          335        71.22         659
Texas                               28       1,194,759.40      10.77%       10.243          305        67.93         597
Virginia                             5         830,113.08       7.48%        7.533          356        67.89         647
Wisconsin                            2         136,905.68       1.23%        7.049          359        81.82         643
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              122      11,093,242.42     100.00%        7.595          328        70.22         642

HOME LOAN: 2005-1
-----------------
SECOND LIENS

                                                                          MINIMUM               MAXIMUM
                                                                          -------               -------
Scheduled Principal Balance                     $31,173,659                $9,579              $516,813
Average Scheduled Principal Balance                 $42,298
Number of Mortgage Loans                                737

Weighted Average Gross Coupon                        8.449%                5.100%               12.950%
Weighted Average FICO Score                             614                   472                   805
Weighted Average Combined Original LTV               68.93%                 9.34%                85.05%

Weighted Average Original Term                   305 months            60  months            360 months
Weighted Average Stated Remaining Term           301 months            46  months            360 months
Weighted Average Seasoning                       5   months            0   months            22  months

Weighted Average Gross Margin                        7.171%                4.400%               11.050%
Weighted Average Minimum Interest Rate               8.420%                5.650%               12.300%
Weighted Average Maximum Interest Rate              15.086%               11.650%               19.660%
Weighted Average Initial Rate Cap                    2.336%                2.000%                3.000%
Weighted Average Subsequent Rate Cap                 1.000%                1.000%                1.000%
Weighted Average Months to Roll                  19  months            2   months            35  months

Maturity Date                                                         Aug 26 2009           Oct 30 2035
Maximum Zip Code Concentration                        1.66%   '02835

ARM                                                  94.71%
Fixed Rate                                            5.29%

2/28 6 MO LIBOR                                      92.02%
3/27 6 MO LIBOR                                       2.69%
Fixed Rate                                            5.29%

Not Interest Only                                   100.00%

Prepay Penalty:  0 months                            13.27%
Prepay Penalty: 36 months                            86.73%

Second Lien                                         100.00%

Full Documentation                                  100.00%

Cash Out Refinance                                   99.90%
Purchase                                              0.10%

2-4 Units                                             6.22%
Condominium                                           4.59%
PUD Attached                                          1.90%
PUD Detached                                          7.55%
Single Family Attached                                3.51%
Single Family Detached                               76.18%
Townhouse                                             0.05%

Non-owner Occupied                                    1.54%
Owner Occupied                                       98.46%

Top 5 States:
New Jersey                                           22.91%
New York                                             14.62%
Florida                                               9.29%
Rhode Island                                          8.53%
Maryland                                              6.14%

HOME LOAN: 2005-1
-----------------
SECOND LIENS


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE        LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00        543      15,452,061.85      49.57%        8.715           279        69.39         608
   50,000.01 -   100,000.00        159      10,461,999.80      33.56%        8.458           317        69.86         615
  100,000.01 -   150,000.00         26       3,035,705.36       9.74%        7.663           322        68.99         641
  150,000.01 -   200,000.00          5         846,705.56       2.72%        8.371           333        75.07         581
  200,000.01 -   250,000.00          2         461,365.68       1.48%        7.861           354        56.69         577
  350,000.01 -   400,000.00          1         399,008.66       1.28%        6.990           356        43.41         645
  500,000.01 -   550,000.00          1         516,812.58       1.66%        6.750           353        56.55         674
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
CURRENT GROSS RATE               LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                       1          28,637.53       0.09%        5.100           114        53.21         760
 5.500 - 5.999                       4         227,010.25       0.73%        5.811           243        64.21         688
 6.000 - 6.499                      11         755,214.55       2.42%        6.234           255        70.51         679
 6.500 - 6.999                      42       2,714,125.64       8.71%        6.855           283        59.42         668
 7.000 - 7.499                      52       2,604,399.16       8.35%        7.153           310        69.68         648
 7.500 - 7.999                     148       6,649,275.95      21.33%        7.655           307        66.36         623
 8.000 - 8.499                     128       5,038,176.09      16.16%        8.174           297        65.38         599
 8.500 - 8.999                      77       3,038,464.78       9.75%        8.697           301        70.75         611
 9.000 - 9.499                      62       2,116,073.45       6.79%        9.199           304        80.69         619
 9.500 - 9.999                      74       2,782,976.82       8.93%        9.612           285        75.62         586
10.000 -10.499                      36       1,537,921.39       4.93%       10.104           324        71.30         601
10.500 -10.999                      74       2,731,468.61       8.76%       10.612           316        71.10         562
11.000 -11.499                      17         578,258.45       1.85%       11.079           312        70.73         566
11.500 -11.999                       9         321,492.01       1.03%       11.553           315        68.82         547
12.000 -12.499                       1          37,000.00       0.12%       12.300           360        53.78         573
12.500 -12.999                       1          13,164.81       0.04%       12.950           233        80.00         663
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
FICO                             LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
400-499                              5         297,009.83       0.95%        8.940           318        63.66         490
500-524                             10         254,968.46       0.82%        9.985           286        62.68         516
525-549                             41       1,714,886.95       5.50%       10.266           326        61.67         540
550-574                            136       5,051,812.26      16.21%        9.402           309        66.57         563
575-599                            136       5,835,172.27      18.72%        8.786           310        71.16         586
600-624                            133       5,441,735.07      17.46%        8.053           314        71.83         611
625-649                            117       5,028,282.28      16.13%        7.942           289        68.55         638
650-674                             87       4,294,242.93      13.78%        7.857           296        69.51         662
675-699                             36       1,650,848.02       5.30%        7.840           274        68.71         683
700+                                35       1,569,877.77       5.04%        7.083           242        68.66         736
None                                 1          34,823.65       0.11%        7.750           353        37.76           0
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
COMBINED ORIGINAL LTV            LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                       76       3,060,685.52       9.82%        8.060           295        41.97         606
 50.00- 54.99                       47       2,044,558.12       6.56%        8.334           305        52.92         614
 55.00- 59.99                       49       2,728,547.37       8.75%        7.967           303        57.55         623
 60.00- 64.99                       68       3,042,751.21       9.76%        8.229           302        62.66         606
 65.00- 69.99                       78       3,508,415.58      11.25%        8.380           317        67.45         601
 70.00- 74.99                      103       4,235,309.17      13.59%        8.293           295        72.67         615
 75.00- 79.99                      115       4,597,447.20      14.75%        8.457           293        78.24         614
 80.00                              47       2,248,966.47       7.21%        8.423           312        80.00         631
 80.01- 84.99                       94       3,514,004.63      11.27%        9.189           289        83.68         619
 85.00- 89.99                       60       2,192,974.22       7.03%        9.250           309        85.00         620
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)           LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
60                                   5         105,414.59       0.34%        7.835            54        52.69         649
84                                   1          16,408.57       0.05%        7.500            80        62.02         641
120                                 45       1,130,411.49       3.63%        8.348           114        71.12         649
180                                110       3,402,233.87      10.91%        8.072           174        68.46         632
240                                180       6,380,605.10      20.47%        8.492           235        69.12         615
300                                  6         274,417.91       0.88%        7.636           287        62.28         651
360                                390      19,864,167.96      63.72%        8.522           356        69.01         608
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)   LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
  1- 60                              5         105,414.59       0.34%        7.835            54        52.69         649
 61-120                             46       1,146,820.06       3.68%        8.336           113        70.99         649
121-180                            110       3,402,233.87      10.91%        8.072           174        68.46         632
181-240                            180       6,380,605.10      20.47%        8.492           235        69.12         615
241-300                              6         274,417.91       0.88%        7.636           287        62.28         651
301-360                            390      19,864,167.96      63.72%        8.522           356        69.01         608
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
DEBT RATIO                       LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                         4          77,387.01       0.25%        8.096           178        43.74         607
20.01 -25.00                        15         487,757.81       1.56%        8.516           297        61.25         605
25.01 -30.00                        35       1,184,747.00       3.80%        8.546           280        67.10         618
30.01 -35.00                        87       4,132,808.46      13.26%        8.333           299        65.68         620
35.01 -40.00                       165       6,291,095.02      20.18%        8.454           284        68.49         619
40.01 -45.00                       371      15,952,389.93      51.17%        8.459           305        70.73         612
45.01 -50.00                        60       3,047,474.26       9.78%        8.510           324        67.42         609
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
FRM/ARM                          LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
ARM                                703      29,524,097.88      94.71%        8.420           301        68.84         612
Fixed Rate                          34       1,649,561.61       5.29%        8.979           288        70.61         648
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
PRODUCT                          LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
2/28 6 MO LIBOR                    681      28,684,559.00      92.02%        8.420           302        68.82         612
3/27 6 MO LIBOR                     22         839,538.88       2.69%        8.419           291        69.45         623
Fixed Rate                          34       1,649,561.61       5.29%        8.979           288        70.61         648
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
INTEREST ONLY                    LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Not Interest Only                  737      31,173,659.49     100.00%        8.449           301        68.93         614
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
PREPAYMENT PENALTY                # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
ORIGINAL TERMS (MONTHS)          LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months           82       4,136,020.45      13.27%        8.696           317        70.84         612
Prepay Penalty: 36 months          655      27,037,639.04      86.73%        8.412           298        68.64         614
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
LIEN                             LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Second Lien                        737      31,173,659.49     100.00%        8.449           301        68.93         614
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
DOCUMENTATION TYPE               LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Full Documentation                 737      31,173,659.49     100.00%        8.449           301        68.93         614
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
LOAN PURPOSE                     LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                 736      31,142,423.59      99.90%        8.452           301        68.93         614
Purchase                             1          31,235.90       0.10%        6.250           164        74.15         686
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
PROPERTY PURPOSE                 LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
2-4 Units                           44       1,937,455.04       6.22%        8.105           287        69.86         644
Condominium                         36       1,432,025.84       4.59%        7.995           305        63.37         613
PUD Attached                        18         592,396.78       1.90%        9.193           288        69.32         583
PUD Detached                        50       2,355,056.95       7.55%        8.602           313        68.53         607
Single Family Attached              36       1,093,912.67       3.51%        8.774           291        74.08         605
Single Family Detached             552      23,747,836.14      76.18%        8.456           301        69.00         614
Townhouse                            1          14,976.07       0.05%        8.500           239        42.25         557
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
OCCUPANCY STATUS                 LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Non-owner Occupied                   9         480,169.89       1.54%        7.984           332        73.37         683
Owner Occupied                     728      30,693,489.60      98.46%        8.457           300        68.86         613
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
STATE                            LOANS         BALANCE          BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
Arizona                              9         369,427.37       1.19%        8.834           312        73.12         628
California                          25       1,134,682.87       3.64%        8.644           319        73.47         616
Colorado                             1          52,890.20       0.17%        8.250           239        74.14         635
Connecticut                         23         714,357.80       2.29%        8.975           305        71.27         597
Delaware                            12         583,735.49       1.87%        8.740           314        67.36         583
Florida                             77       2,894,493.16       9.29%        9.072           299        69.86         598
Georgia                             13         635,541.28       2.04%        8.517           314        70.55         606
Illinois                            21         660,756.13       2.12%        8.664           279        72.69         616
Indiana                              2          44,039.56       0.14%        9.812           241        83.90         633
Louisiana                            1          39,853.33       0.13%        9.600           356        72.20         605
Maine                                7         289,948.77       0.93%        8.319           295        78.16         610
Maryland                            45       1,914,750.72       6.14%        8.451           323        65.42         602
Massachusetts                       41       1,775,534.47       5.70%        8.747           311        68.37         602
Michigan                            11         372,484.86       1.19%        8.977           308        78.34         608
Minnesota                            3          62,004.47       0.20%        9.458           253        76.11         567
Nevada                              14         528,007.43       1.69%        8.833           306        74.78         610
New Hampshire                       13         403,284.69       1.29%        8.426           270        68.02         620
New Jersey                         163       7,141,410.72      22.91%        8.064           286        66.97         626
New York                            84       4,557,254.74      14.62%        8.117           309        67.85         616
North Carolina                       9         357,102.83       1.15%        8.687           257        71.34         615
Ohio                                14         334,563.08       1.07%        9.747           272        78.63         584
Pennsylvania                        43       1,327,684.71       4.26%        9.259           294        70.07         592
Rhode Island                        51       2,660,583.65       8.53%        7.774           306        66.38         643
Tennessee                            4          97,423.02       0.31%        7.799           153        69.12         658
Texas                                4         183,387.57       0.59%       10.833           317        76.63         595
Utah                                 1          22,577.00       0.07%        9.250           360        85.00         612
Virginia                            41       1,832,237.60       5.88%        8.587           316        69.23         606
Washington                           2          54,883.74       0.18%        8.465           305        81.73         605
Wisconsin                            3         128,758.23       0.41%        7.642           265        74.11         651
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              737      31,173,659.49     100.00%        8.449           301        68.93         614


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
GROSS MARGIN                      LOANS         BALANCE         BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                       1          69,998.96       0.24%        5.650           161        79.67         753
 4.500 - 4.999                       5         241,907.23       0.82%        6.023           174        68.26         746
 5.000 - 5.499                      12         693,170.89       2.35%        6.316           271        69.64         655
 5.500 - 5.999                      55       3,612,723.99      12.24%        6.910           294        61.96         670
 6.000 - 6.499                     109       4,742,471.99      16.06%        7.433           301        67.35         626
 6.500 - 6.999                     113       5,204,604.61      17.63%        7.848           311        65.27         613
 7.000 - 7.499                     112       3,961,261.32      13.42%        8.354           291        64.94         588
 7.500 - 7.999                      58       2,288,091.17       7.75%        8.859           311        78.11         618
 8.000 - 8.499                      86       3,131,844.07      10.61%        9.397           301        76.22         592
 8.500 - 8.999                      43       1,577,087.18       5.34%        9.902           299        76.33         598
 9.000 - 9.499                      54       2,010,138.68       6.81%       10.457           311        72.29         575
 9.500 - 9.999                      43       1,562,487.63       5.29%       10.843           323        70.70         559
10.000 -10.499                      11         391,310.16       1.33%       11.426           311        67.03         555
11.000 -11.499                       1          37,000.00       0.13%       12.300           360        53.78         573
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              703      29,524,097.88     100.00%        8.420           301        68.84         612


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
MINIMUM INTEREST RATE             LOANS         BALANCE         BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
 5.500 - 5.999                       3         139,816.17       0.47%        5.700           176        70.63         742
 6.000 - 6.499                      11         755,214.55       2.56%        6.234           255        70.51         679
 6.500 - 6.999                      42       2,714,125.64       9.19%        6.855           283        59.42         668
 7.000 - 7.499                      52       2,604,399.16       8.82%        7.153           310        69.68         648
 7.500 - 7.999                     146       6,524,845.77      22.10%        7.650           307        66.13         622
 8.000 - 8.499                     121       4,707,549.02      15.94%        8.170           298        65.01         592
 8.500 - 8.999                      72       2,716,011.15       9.20%        8.690           301        70.56         602
 9.000 - 9.499                      58       1,936,607.22       6.56%        9.180           302        80.52         617
 9.500 - 9.999                      68       2,552,665.04       8.65%        9.587           295        75.60         583
10.000 -10.499                      31       1,263,907.00       4.28%       10.088           319        73.81         605
10.500 -10.999                      74       2,731,468.61       9.25%       10.612           316        71.10         562
11.000 -11.499                      17         578,258.45       1.96%       11.079           312        70.73         566
11.500 -11.999                       7         262,230.10       0.89%       11.521           311        68.89         542
12.000 -12.499                       1          37,000.00       0.13%       12.300           360        53.78         573
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              703      29,524,097.88     100.00%        8.420           301        68.84         612


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
MAXIMUM INTEREST RATE             LOANS         BALANCE         BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
11.500 -11.999                       3         139,816.17       0.47%        5.700           176        70.63         742
12.000 -12.499                      11         755,214.55       2.56%        6.234           255        70.51         679
12.500 -12.999                      42       2,807,032.14       9.51%        6.900           286        59.76         668
13.000 -13.499                      52       2,604,399.16       8.82%        7.153           310        69.68         648
13.500 -13.999                     134       5,732,324.49      19.42%        7.635           306        65.70         621
14.000 -14.499                      99       3,829,340.13      12.97%        8.169           302        62.13         587
14.500 -14.999                      39       1,458,761.12       4.94%        8.556           299        62.94         583
15.000 -15.499                       8         252,793.48       0.86%        9.250           292        66.51         551
15.500 -15.999                      25       1,365,916.68       4.63%        8.679           306        63.96         587
16.000 -16.499                      28       1,146,878.06       3.88%        8.632           288        73.59         616
16.500 -16.999                      58       2,223,817.69       7.53%        9.551           310        70.33         591
17.000 -17.499                      54       1,819,511.08       6.16%        9.310           302        80.85         621
17.500 -17.999                      54       1,847,363.14       6.26%        9.604           292        82.08         595
18.000 -18.499                      26       1,032,237.83       3.50%       10.157           321        76.53         600
18.500 -18.999                      50       1,803,900.95       6.11%       10.604           316        77.60         571
19.000 -19.499                      13         442,561.11       1.50%       11.085           320        74.39         575
19.500 -19.999                       7         262,230.10       0.89%       11.521           311        68.89         542
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              703      29,524,097.88     100.00%        8.420           301        68.84         612


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP         LOANS         BALANCE         BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
2.000                              436      19,617,092.49      66.44%        7.872           299        63.84         617
3.000                              267       9,907,005.39      33.56%        9.504           306        78.74         602
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              703      29,524,097.88     100.00%        8.420           301        68.84         612


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP      LOANS         BALANCE         BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
1.000                              703      29,524,097.88     100.00%        8.420           301        68.84         612
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              703      29,524,097.88     100.00%        8.420           301        68.84         612



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE       WEIGHTED
                                                CURRENT      PCT BY       AVERAGE        STATED        AVERAGE    WEIGHTED
                                  # OF        PRINCIPAL   CURR PRIN         GROSS     REMAINING       COMBINED     AVERAGE
NEXT RATE CHANGE DATE             LOANS         BALANCE         BAL        COUPON          TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------
12/01/05                             4         199,466.08       0.68%        6.847           291        63.07         691
01/01/06                             4         151,781.38       0.51%        8.041           227        76.79         581
02/01/06                             4         160,885.46       0.54%        7.161           213        61.85         631
03/01/06                             8         452,170.25       1.53%        7.284           223        79.36         688
04/01/06                             4         146,602.60       0.50%        7.214           227        62.62         675
05/01/06                             7         459,091.30       1.55%        8.266           294        67.74         598
06/01/06                             9         369,694.22       1.25%        7.162           232        74.84         662
07/01/06                             6         341,250.56       1.16%        6.862           241        66.96         665
08/01/06                             7         200,405.52       0.68%        7.944           236        55.65         578
09/01/06                             3          85,559.04       0.29%        7.961           179        73.11         608
10/01/06                             1          22,640.20       0.08%        8.750           228        85.00         738
11/01/06                             3         119,344.71       0.40%        7.747           294        64.71         591
12/01/06                             7         231,723.67       0.78%        9.499           262        76.96         662
01/01/07                            13         508,159.37       1.72%        9.344           260        72.54         658
02/01/07                            13         575,998.22       1.95%        8.342           329        63.72         627
03/01/07                            43       2,344,305.80       7.94%        7.935           317        67.24         629
04/01/07                            62       2,472,605.98       8.37%        8.489           295        68.41         604
05/01/07                            75       3,056,273.13      10.35%        8.344           299        68.73         606
06/01/07                            85       3,918,040.17      13.27%        8.589           312        68.31         608
07/01/07                            64       2,619,320.83       8.87%        8.817           309        69.88         599
08/01/07                            87       3,417,591.34      11.58%        8.489           307        71.02         601
09/01/07                            88       3,480,797.46      11.79%        8.637           300        69.67         602
10/01/07                            91       3,567,758.84      12.08%        8.493           322        66.54         611
03/01/08                             2          71,677.69       0.24%        9.500           353        83.16         614
04/01/08                             1          12,747.98       0.04%        9.250           354        84.92         609
05/01/08                             4         249,261.77       0.84%        8.387           273        59.22         632
06/01/08                             2          31,049.81       0.11%        9.950           224        81.91         626
07/01/08                             3         182,630.36       0.62%        8.468           357        72.59         621
08/01/08                             2          47,784.55       0.16%        8.376           208        71.54         613
09/01/08                             1          27,479.59       0.09%        7.500           359        66.78         687
--------------------------------------------------------------------------------------------------------------------------
TOTAL                              703      29,524,097.88     100.00%        8.420           301        68.84         612

Deal Name: Home Loan 2005-1                                Subprime

We would like to see the following data on the aggregate collateral and on all of the groups in the deal.

                                                              aggregate pool
----------------------------------------------------------------------------
                      gross WAC (%)                                   7.858
----------------------------------------------------------------------------
                       wtd avg FICO                                     608
----------------------------------------------------------------------------
                      FICO < 500 (%)                                  1.18%
----------------------------------------------------------------------------
                      FICO < 550 (%)                                  9.56%
----------------------------------------------------------------------------
                      FICO < 600 (%)                                 44.76%
----------------------------------------------------------------------------
                     FICO 600-650 (%)                                36.15%
----------------------------------------------------------------------------
                     wtd avg LTV (%)                                  69.47
----------------------------------------------------------------------------
                       LTV = 80 (%)                                   8.76%
----------------------------------------------------------------------------
                     LTV > 80.01 (%)                                 25.43%
----------------------------------------------------------------------------
                    % Uninsured > 80%                               100.00%
----------------------------------------------------------------------------
                    LTV 95.01 -100 (%)                                0.00%
----------------------------------------------------------------------------
             CLTV (including silent seconds)                          69.47
----------------------------------------------------------------------------
                       Full Doc (%)                                 100.00%
----------------------------------------------------------------------------
                      Stated Doc (%)                                  0.00%
----------------------------------------------------------------------------
               No Doc /No Ratio / NINA (%)                            0.00%
----------------------------------------------------------------------------
                        purch (%)                                     0.91%
----------------------------------------------------------------------------
                       CO refi (%)                                   99.09%
----------------------------------------------------------------------------
                       Own Occ (%)                                   96.06%
----------------------------------------------------------------------------
                       Investor (%)                                   3.94%
----------------------------------------------------------------------------
                    Prepay Penalty (%)                               78.32%
----------------------------------------------------------------------------
                     wtd avg DTI (%)                                  40.38
----------------------------------------------------------------------------
                    ARM ? (% of total)                               90.10%
----------------------------------------------------------------------------
                    2/28 (% of total)                                87.67%
----------------------------------------------------------------------------
                    3/27 (% of total)                                 2.43%
----------------------------------------------------------------------------
                    5/25 (% of total)                                 0.00%
----------------------------------------------------------------------------
                       1st Lien (%)                                  72.17%
----------------------------------------------------------------------------
                     Avg Loan Balance                             69,532.01
----------------------------------------------------------------------------
                        # of Loans                                    1,611
----------------------------------------------------------------------------
                   Loan Bal < $100k (%)                              49.24%
----------------------------------------------------------------------------
                   Mtg Rates > 12% (%)                                0.10%
----------------------------------------------------------------------------
                    Manuf Housing (%)                                 0.00%
----------------------------------------------------------------------------
               largest state (%) New Jersey                          17.75%
----------------------------------------------------------------------------
                      silent 2nd (%)                                  0.00%
----------------------------------------------------------------------------
                       IO loans (%)                                   0.00%
----------------------------------------------------------------------------
                       10yr IO (%)                                    0.00%
----------------------------------------------------------------------------
                        5yr IO (%)                                    0.00%
----------------------------------------------------------------------------
                       2 yr IO (%)                                    0.00%
----------------------------------------------------------------------------
                         IO: FICO                                         -
----------------------------------------------------------------------------
                        IO LTV (%)                                        -
----------------------------------------------------------------------------
                        IO DTI (%)                                        -
----------------------------------------------------------------------------
                     IO full doc (%)                                  0.00%
----------------------------------------------------------------------------
                      IO: purch (%)                                   0.00%
----------------------------------------------------------------------------
                    DTI buckets < 35%                                22.57%
----------------------------------------------------------------------------
                          35-40%                                     13.27%
----------------------------------------------------------------------------
                          40-45%                                     26.80%
----------------------------------------------------------------------------
                          45-50%                                     25.62%
----------------------------------------------------------------------------
                          50-55%                                     10.61%
----------------------------------------------------------------------------
                           55+%                                       0.53%
----------------------------------------------------------------------------